UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): September 1, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                              671 Westburne Dr.
                      Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)


                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS AND INFORMATION

This Current Report on form 8-K, including the information in the attached press release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, made in this Current Report on form 8-K, including statements made in the attached press releases, are forward looking and subject to change. Examples of forward-looking statements include statements related to our future economic performance (including anticipated revenues and earnings) and our business plans and objectives (including our intended installation of a gaming venue in the hotel resort in Italy, and directing of clients to the

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Maltese gaming platform) which may include certain assumptions that underlie the forward-looking statements. These forward-looking statements are subject to business and economic risk and reflect management's current expectations, and involve subjects that are inherently uncertain and difficult to predict. Our actual results could differ materially from expected results expressed in forward-looking statements. We will not necessarily update information if any forward-looking statement subsequently becomes inaccurate. Risks and uncertainties that may affect our future results include, but are not limited to, those discussed in our Quarterly Report on form 10-Q for the fiscal quarter ended June 30, 2014 as filed with the Securities and Exchange Commission ("SEC") on August 11, 2014, as well as in our Annual Report on form 10-K for the fiscal year ended December 31, 2013 as filed with the SEC on April 7, 2014 and in other documents we have filed with the SEC.

Neither the information in this Current Report on form 8-K nor the information in the attached press releases shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


1.01 Entry into a Material Definitive Agreement

Pursuant to the previously reported Letter of Intent ("LOI") signed with Delamore and Owl Group of Companies ("D&O") on July 1, 2014, Empire Global Corp. (the "Company") entered into a Strategic Alliance Agreement with D&O on September 1, 2014 to further develop our planned online gaming business throughout Asia in addition to Italy and other regions of Europe. A copy of the Strategic Alliance Agreement is attached hereto as Exhibit 10.1.

As a strategic partner and shareholder, the Delamore & Owl Group of Companies will also support a diversification and expansion of the Company's existing business activity aimed at adding a substantial value to the overall business.

Upon completion of a definitive agreement, the Company will issue 5,000,000 shares of common stock at a price of $1 per share to D&O in exchange for services to the Company which include among other ancillary items:

- a 15 year lease of space to install a gaming venue at a Hotel, Spa and Golf resort in Italy;
- assist with the acquisition of new clients for our recently acquired online gaming platform based in Malta with a target of 15,000 clients by the end of 2014;
- assist with the development of Empire Global Corp Gaming Payment Card; and
- jointly develop a portfolio of luxury heritage hotels and suites with D&O.

D&O will also nominate two members to our board of directors.

The Company will file a current report as required on form 8-K under Item 1.01 upon entry into a Material Definitive Agreement and will report the occurrence of each of the aforementioned services on form 8-k when they are completed as required.


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors. On September 1, 2014, the Board of Directors elected Mr. Sanjeev Kumar and Mr. Catalin Radu as Directors to take effect immediately.

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Mr. Kumar is a market-seasoned professional and the recipient of the "Southeast
Asia Young Achiever's Award," Mr. Kumar oversees business activities in more than 30 countries in his role as the member of the board of directors' of Delamore and Owl Group. Acting as chief spokesman, Mr. Kumar additionally takes charge of the management and is a member of the credit committee of the group; he also provides state-of-the-art technical analysis. He holds dual Master's Degrees in Business Administration and International Commerce & Finance. Utilizing his expertise and experience, Mr. Kumar has responsibilities which encompass assets, investments, training, research, emerging markets, high-risk ventures, and business development.

He is a Fellow of the British Association of Entrepreneurs, Institute of Management Specialists and Member of the Global Development Network, Global Knowledge and Economic Council, Management Centre Europe, European Economic Association among others. Sanjeev is also the recipient of numerous honors and awards including: the "Who's Who of Britain's Young Entrepreneurs"; "South East Asia Young Achiever of the Year Award"; "Nominated for the Business Leader of the year award".

He is proficient in English, Hindi, and has a workable knowledge of Russian and specializes in multiple disciplines including: Advisory & Consultancy, Restructuring and Re-Branding, Corporate Management, Investment, Structuring & Technical Analysis.

Mr. Radu is currently the Managing Director of the Delamore & Owl Group in Romania and the Balkans in charge of leading D&O's initiative in the local market. He had graduated from Military Academy and became an officer in Romanian Army for several decades. Mr. Radu was a leader in the online gaming industry between 2005 through 2011. He founded Royalcenter Ltd. a Maltese enterprise with a Class 3 LGA licence in Malta offering an online poker platform known as "Dracula Poker". Mr. Radu was instrumental in procuring a team of specialist including experts in various programming fields, data base development, networking, graphics, fraud detection and financial transactions to create the software and online platform. The enterprise grew to over 100,000 registered users and in excess of 40,000 players and organized the first live poker tournament in Romania in cooperation with Platinum Casino.

In addition, he owned a gaming magazine and a television program named "Royal Flush" as well as forming numerous synergies incorporating cooperative ventures with reputable gaming enterprises such as Bet365, Party Poker, SportingBet among others. Mr. Radu brings well over 10 years of experience in business development significantly in the online gaming space. He has dedicated himself to operational and management activities specifically in infrastructure works and internet business.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 - Strategic Alliance Agreement dated September 1, 2014
Exhibit 99.1 - Press Release dated September 1, 2014.












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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  September 1, 2014.                EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHELE CIAVARELLA
                                          -----------------------------
                                          MICHELE CIAVARELLA, B.Sc.
                                          Chairman of the Board and
                                          Chief Executive Officer

EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------
10.1              Strategic Alliance Agreement between Empire Global Corp. and
                  Delamore and Owl Group of Companies

99.1 Press Release dated September 1, 2014 captioned "Empire Global Corp. Enters into Strategic Investment with Delamore and Owl Group of Companies"